EXHIBIT 32

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of China Digital Media Corporation (the "Company") for the three months ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Ng, Chief Executive Officer, and Lui Chi Keung, Chief Financial Officer of the Company, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

Date: May 16, 2005	By:	/s/ Daniel Ng
Daniel Ng
Director, President and Chief Executive Officer

Date: May 16, 2005	By:	/s/ Lui Chi Keung
Lui Chi Keung
Director and Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of  Section 18 of the Securities Exchange Act of 1934, as amended.